CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 04, 2012	Jun. 05, 2012	May 31, 2011
Shareholders' equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized (in shares)	100,000	100,000	100,000
Common stock, issued (in shares)	62,095	64,038	65,098